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                                                                    Exhibit 23.1

                         [LATHAM & WATKINS LETTERHEAD]

                                 July 26, 2000

     RE: Satyam Infoway Limited, Registration Statement on Form F-2 (the "Registration Statement")

     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus included as a part of the Registration Statement and any amendments thereto.


                                       /s/ LATHAM & WATKINS


                                       LATHAM & WATKINS
                                       Attorneys at Law